Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of International Stem Cell Corporation (the “Company”) for the nine months ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ray Wood, Vice President of Finance of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, that as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2009

	By:	/s/ Ray Wood
Ray Wood
Vice President of Finance
(Principal Financial Officer and Principal Accounting Officer)